Prospectus supplement dated June 1, 2016
to the following prospectus(es):
Options VL (NLAIC) prospectus dated May 1, 2002
Survivor Options Plus (NLIC), Special Product (NLIC), and Survivor Options VL (NLAIC) prospectuses dated May 1, 2000
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
Putnam Investment Management, LLC, the Putnam Variable Trust - Putnam VT Voyager Fund: Class IB's ("VT Voyager Fund") investment manager, has recommended, and the VT Voyager Fund’s Board of Trustees has approved, the merger of Putnam VT Voyager Fund into Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB ("VT Growth Opportunities Fund"). In the merger, all of the assets of VT Voyager Fund will be transferred to VT Growth Opportunities Fund in exchange for shares of VT Growth Opportunities Fund and VT Growth Opportunities Fund will also assume all of the liabilities of VT Voyager Fund. The merger is expected to occur at the close of business July 15, 2016.
As a result, the following will occur to the policy:
•	The VT Voyager Fund will only be available to policies for which applications are received before June 1, 2016.
•	Effective July 14, 2016, the VT Voyager Fund will no longer be available to receive transfers or new purchase payments.
•	Effective July 14, 2016, the VT Growth Opportunities Fund is added as an investment option under the policy.
•	After the close of business July 15, 2016, any allocations to the VT Voyager Fund are transferred to the VT Growth Opportunities Fund and all references in the prospectus to the VT Voyager Fund are deleted and replaced with the VT Growth Opportunities Fund.
The policy owner may request to transfer out of the VT Voyager Fund to another available investment option under the policy prior to the merger by contacting the Service Center. This transfer will be free of any charges and will not count toward any specified transfer limits within the policy.
Accordingly, the following changes apply to your prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended as following:
Putnam Variable Trust - Putnam VT Voyager Fund: Class IB
This underlying mutual fund is only available in policies for which good order applications were received before June 1, 2016
Investment Adviser:	Putnam Investment Management, LLC
Sub-Advisor:	Putnam Investments Limited
Investment Objective:	Capital appreciation.
(2)	Effective July 14, 2016, Appendix A: Underlying Mutual Funds is amended to include the following:
Putnam Variable Trust - Putnam VT Growth Opportunities Fund: Class IB
Investment Adviser:	Putnam Investment Management, LLC
Investment Objective:	The fund seeks capital appreciation.
GWP-0626